freshpet
pets · people · planet

Q3 2022

EARNINGS PRESENTATION

November 1, 2022



FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Effective with Q3 2022 results, the definition of Adj. EBITDA has changed

FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expense and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expense.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2022. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


NOURISHING PETS, PEOPLE AND PLANET

freshpet

FRESHPET STRENGTHENS THE BOND BETWEEN **PEOPLE** AND OUR **PETS** SO THAT WE BOTH LIVE LONGER, HEALTHIER AND HAPPIER LIVES WHILE BEING KIND TO THE **PLANET.**

PROGRESS REPORT


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in SG&A
Leverage Scale in COGS
Drive Efficiencies in Logistics
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025



CONTINUING TO DRIVE THE STRONG AND CONSISTENT TOP LINE GROWTH THAT FRESHPET HAS DEMONSTRATED FOR 6 YEARS



Freshpet Q3 Net Sales
($ millions)
$107.6
+28%
$151.3
+41%
2021
2022

Net sales ahead of pace to achieve our 2025 net sales goal of $1.25 billion



Freshpet Penetration Growth
4,058,329
4,400,394
+8%
5,008,673
+14%
2020
2021
2022
Total Penetration

Growth amongst heavy & super heavy users is even stronger

EXECUTING ON OUR **OPERATIONAL IMPROVEMENT PLAN** TO **DRIVE MARGIN EXPANSION**

MARGIN EXPANSION PLAN

SG&A		COGS		
LOGISTICS	**G&A**	**INGREDIENTS**	**QUALITY**	**OPERATING EXCELLENCE & AUTOMATION**
• **Ship from dual locations** - Less Miles - Operating Flexibility • **Increase fill rate** - Inventory allocation • **Drive customers to efficient ordering** - Bracket pricing	• **Leverage from scale** - Grow sales faster than costs - Drive marketing efficiencies and productivity per person	• **Price to recover margin** • **Increase cost certainty** - Hedging - Longer term contracts - Longer notice period on supplier increases • **Dual sourcing**	• **Immediate, Mid and Long term initiatives** • **Deploy and develop improvements further establishing leadership**	• **Reduce labor per line shift by 25%** • **Reduce low value work** • **Implement Milliken operational excellence program** • **Freshpet Academy training**

PROGRESS-TO-DATE

LOGISTICS	G&A	INGREDIENTS	QUALITY	OPERATIONS IMPROVEMENTS
• Fill rate in upper 80's • Second DC operating	• 200 bps of G&A leverage YTD	• 5% price increase • 25% of inputs locked	• Disposals reduced 50% vs Q2	• Kitchens 2 +~500bps vs K1 • Ennis +~500bps vs Bethlehem • Throughput per man hour +7% YTD

ALIGNING LONG-TERM GROWTH WITH PRUDENT CAPITAL EXPENDITURES

PREVIOUS PROJECTED CAPITAL SPENDING ($ MILLIONS)


~$320
~$300
2022
2023

UPDATED PROJECTED CAPITAL SPENDING ($ MILLIONS)


~$290
~$230
2022
2023

Reduced projected capital spending over 2022/2023 by a total of $100 million.

Source: Company estimates

UPGRADING AND ENHANCING FINANCE ORGANIZATION

TODD CUNFER



NEW CFO

- Proven, public company CFO
- High growth company experience
- 25+ years of CPG experience
- 25+ years of food experience

ERP: STEADY IMPROVEMENT IN PERFORMANCE

2022 ACCOUNTS RECEIVABLE (MILLIONS)



$62,090
$48,235
Q2
Q3

2022 DAYS SALES OUTSTANDING



38.3
28.7
Q2
Q3

ENNIS KITCHEN: EXPECT TO BE SHIPPING PRODUCT WITHIN 2 WEEKS

- 12 sku's qualified for production already
- Moved to 24/7 operation 6 months earlier than previous start-up
- Line is producing high quality product
- Final requirements to ship product: building security and processing system coding


freshpet
freshpet

RE-AFFIRMING UNDERLYING GUIDANCE BUT UPDATING TO REFLECT NEW ACCOUNTING TREATMENT

NEW GUIDANCE TO REFLECT ACCOUNTING CHANGE


$700
$600
$500
$400
$300
$200
$100
$0
$575.0
+35%
$48.0
+12%
$575.0
+35%
$15.0
-57%
Previous 2022 Guidance
Updated 2022 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

2022 FRESHPET ADJ. EBITDA ACCOUNTING CHANGE


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$48.0
($29.0)
($4.0)
$15.0
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA

Q3 & YTD 2022 RESULTS

STRONG NET SALES GROWTH CONTINUES


FRESHPET Q3 NET SALES
($ MILLIONS)
$107.6
+28%
$151.3
+41%
2021
2022


FRESHPET YTD NET SALES (SEP. 30)
($ MILLIONS)
$309.6
+32%
$429.5
+39%
2021
2022

NET SALES GROWTH DRIVEN BY VOLUME/MIX, PRICING AND TRADE INVENTORY RE-FILL


Q3 2022 NET SALES BRIDGE
37%
4%
41%
Consumption Growth
Trade Inventory Change
Net Sales Growth

Source: Nielsen consumption data thru 10/1/22 and internal sales data

DECLINE IN ADJ. GROSS MARGIN DUE TO PLANT START-UP EXPENSES AND INFLATION

Q3 2022 ADJ. GROSS MARGIN PROGRESS

YTD ADJ. GROSS MARGIN PROGRESS



43.5%
3.4%
5.3%
34.5%
Pricing/cost mismatch
Plant start-up expense
Reported Adj. Gross Margin
44.4%
3.3%
4.2%
37.1%
Q3 2021
Q3 2022
2021
2022
38.6%
29.4%
Gross Margin (GAAP)
39.1%
32.7%

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, non-cash share-based compensation and COVID-19 expenses

DELIVERED SIGNIFICANT ADJ. SG&A LEVERAGE EXCLUDING MEDIA & LOGISTICS



Q3 2022 ADJ. SG&A LEVERAGE
13.1%
6.3%
31.0%
-220 bps
10.9%
9.2%
32.3%
Freight costs: +60 bps
Q3 2021
Q3 2022
Adj. SG&A % Excluding Media & Logistics
Media %
Total Adj. SG&A %
39.4%
39.9%



YTD Q3 2022 ADJ. SG&A LEVERAGE
13.9%
10.4%
35.6%
-200 bps
11.9%
13.8%
36.9%
Freight costs: -10 bps
FY 2021
FY 2022
Adj. SG&A % Excluding Media & Logistics
Media %
Total Adj. SG&A %
44.6%
44.3%

SG&A (GAAP)

Freshpet defines Adjusted SG&A as SG&A expenses before depreciation and amortization, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an enterprise resource planning ("ERP") system, loss of disposal of equipment and COVID-19 expenses.

SIGNIFICANT INVESTMENT IN PLANT START-UP AND NEW FRIDGE PLACEMENTS IMPACTED ADJ. EBITDA


FRESHPET Q3 ADJ. EBITDA
($ MILLIONS)
$13.5
-7%
$3.5
-74%
2021
2022


FRESHPET YTD ADJ. EBITDA (SEP. 30)
($ MILLIONS)
$27.4
-4%
$1.3
-95%
2021
2022

New reporting method for Adj. EBITDA

Q3: RECONCILIATION OF PREVIOUS REPORTING METHOD TO NEW ADJ. EBITDA DEFINITION


2021 Q3 ADJ. EBITDA
$14.7
($0.6)
($0.6)
$13.5
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA


2022 Q3 ADJ. EBITDA
$13.0
($8.0)
($1.5)
$3.5
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA

Reconciliation of Adj. EBITDA to previous reporting method.

YTD: RECONCILIATION OF PREVIOUS REPORTING METHOD TO NEW ADJ. EBITDA DEFINITION

2021 YTD ADJ. EBITDA (SEP. 30)



$33.2
($3.6)
($2.3)
$27.3
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA

2022 YTD ADJ. EBITDA (SEP. 30)



$22.1
($18.1)
($2.7)
$1.3
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA

Reconciliation of Adj. EBITDA to previous reporting method.

HOUSEHOLD PENETRATION & BUYING RATE

CONTINUED GROWTH IN CONSUMER FRANCHISE; EXCEEDED **5 MILLION HH'S FOR THE FIRST TIME**



FRESHPET PENETRATION GROWTH
4,058,329
4,400,394
+8%
5,008,673
+14%
2020
2021
2022
Total Penetration



FRESHPET BUYING RATE
$106.66
$125.32
+17%
$149.60
+19%
2020
2021
2022
Total Buying Rate

Note: Updated Nielsen projections only include the past 3 years of data, so year-on-year comparisons are not possible for 2020.

FRESHPET HEAVY/SUPER HEAVY BUYERS CONTINUE TO INCREASE



Freshpet Super Heavy/Heavy Dog Food Buyers
5 Year Trend
Super Heavy/Heavy Buyers: Bought at least $40 in the most recent 10 weeks
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
899,812
$181
1,174,499
+31%
$179
1,745,620
+49%
$189
2,164,519
+24%
$209
2,830,249
+31%
$216
52WE 2018-10-07
52WE 2019-10-06
52WE 2020-10-04
52WE 2021-10-03
52WE 2022-10-02
FP SH/H Dog Food Buying HHs
FP SH/H Dog Food Buy Rate

Source: Numerator Data thru 10/2/22

freshpet

PRICING IMPACT

PRICING AND SENSITIVITY HAVE STABILIZED

Total Freshpet Price Sensitivity (Pounds)


3,650,000
3,550,000
3,450,000
3,350,000
3,250,000
3,150,000
3,050,000
2,950,000
2,850,000
2,750,000
$4.75
$4.65
$4.55
$4.45
$4.35
$4.25
$4.15
$4.05
$3.95
$3.85
$3.75
POUNDS
PRICE
Freshpet Total RFG Total MegaChannel (xAOC+Pet) EQ
Poly. (Freshpet Total RFG Total MegaChannel (xAOC+Pet) EQ)
Freshpet Total RFG Total MegaChannel (xAOC+Pet) Avg EQ Price
Poly. (Freshpet Total RFG Total MegaChannel (xAOC+Pet) Avg EQ Price)

Source: Nielsen Mega-Channel Data thru 10/22/22

CURRENT CONSUMPTION TRENDS

STRONG, STEADY CONSUMPTION GROWTH



Nielsen Mega-Channel Consumption
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
Nielsen Mega-Channel consumption vs. YA:
• Latest 4 weeks: +36%
• Q3: +37%
• Q4 to date: +36%
• YTD: +39%
Capacity constrained and out-of-stocks
+36% vs. YA
(w/e 10/22/22)

Source: Nielsen Mega-Channel Data thru 10/22/22

3-YEAR STACKED GROWTH IS REMARKABLY CONSISTENT

NIELSEN MEGA-CHANNEL CONSUMPTION GROWTH
3-YEAR STACKED


2020
2021
2022

Source: Nielsen Mega-Channel Data thru 10/15/22

STRONG GROWTH IN GROCERY AND MASS; PET SPECIALTY BEGINNING TO REBOUND


LATEST 13WK NIELSEN CONSUMPTION GROWTH
37%
43%
47%
9%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen consumption data thru 10/08/22

FRESHPET DISTRIBUTION CONTINUES TO GROW

Freshpet % ACV
Nielsen Mega-Channel


60.3

Source: Nielsen Mega-Channel Data thru 10/22/22

RETAIL AVAILABILITY AT RECORD LEVELS


Freshpet Total Distribution Points (TDP's)
Nielsen Mega-Channel
950.0
900.0
850.0
800.0
750.0
700.0
650.0
600.0
550.0
500.0
921

Source: Nielsen Mega-Channel Data thru 10/22/22

ON A TOTAL BRAND BASIS, FRESHPET IS NOW THE LEADING BRAND IN THE GROCERY CHANNEL

TOTAL WET & DRY DOG FOOD BRANDS DOLLAR SALES: US FOOD (LATEST 13WKS THRU 10/08/22 -- $M)



Freshpet Total RFG $110,103
Pedigree Total Dog Food $98,632
Blue Buffalo Total Dog Food $85,238
Purina ONE Total Dog Food $79,569
Beneful Total Dog Food $54,972
Private Label Total Dog Food $54,825
Cesar Total Dog Food $49,712
Rachael Ray Total Dog Food $47,809
IAMS Total Dog Food $39,064
Purina Dog Chow Total Dog Food $26,211
Purina True Instinct Total Dog Food $25,508
Kibble N Bits Total Dog Food $15,203
Nature's Recipe Total Dog Food $9,705
Purina Moist & Meaty Total Dog Food $8,469
Purina Puppy Chow Total Dog Food $7,736

Source: Nielsen Mega-Channel Data thru 10/08/22

FRESHPET VELOCITY LEADS THE CATEGORY IN GROCERY


TOTAL WET & DRY DOG FOOD BRANDS DOLLAR VELOCITY: US FOOD
(LATEST 13WKS $/%ACV THRU 10/08/22 -- $M)
Freshpet Total RFG
$1,610
Pedigree Total Dog Food
$1,065
Blue Buffalo Total Dog Food
$1,034
Purina ONE Total Dog Food
$893
Beneful Total Dog Food
$599
Private Label Total Dog Food
$633
Cesar Total Dog Food
$547
Rachael Ray Total Dog Food
$567
IAMS Total Dog Food
$485
Purina Dog Chow Total Dog Food
$333
Purina True Instinct Total Dog Food
$316
Kibble N Bits Total Dog Food
$210
Nature's Recipe Total Dog Food
$177
Purina Moist & Meaty Total Dog Food
$113
Purina Puppy Chow Total Dog Food
$112

Source: Nielsen Mega-Channel Data thru 10/08/22

BUILDING MEANINGFUL SHARE OF THE CATEGORY



FRESHPET $ SHARE OF WET & DRY DOG
14.3
7.3
5.9
2.7
14.3
7.2
5.9
2.6
14.4
7.4
6.0
2.7
13.4
7.0
5.7
2.6
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 10/08/22

Q3 2022 FRESHPET E-COM GREW 65% VS YA

7.6%
% of Total FP Sales Through E-Com

87% of Sales
Contribute to Brick & Mortar


instacart
SHIPT
13%
Online
Fresh Delivery
26%
Last Mile Delivery
$12.2MM
61%
Click & Collect
amazonfresh
chewy.com
Peapod
ClickList
Walmart
petco
PETSMART

Source: Customer and internal data through 10/1/22

Q3 2022 VISIBILITY & AVAILABILITY

STORE COUNT CONTINUES TO GROW


FRESHPET STORE COUNT
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
24,651
2022 Guidance: +~1,300 to 24,931
2013
2014
2015
2016
2017
2018
2019
2020
2021
3Q 2022

Source: Internal data for the period ending 10/1/22

Q3 2022: STRONG INCREASE IN NEW STORES

STORE COUNT



23,381
24,651
Q3 2021
Q3 2022

2022 Guidance: ~24,931

NET NEW STORES



226
374
665
1020
Qtr. Increase
YTD Increase
Q3 2021
Q3 2022



2022 Guidance: +~1,400 to 25,031

FRIDGE UPGRADES



3,123
3,658
737
408
Total Operating
YTD Increase
Q3 2021
Q3 2022



SECOND/THIRD FRIDGES



3,159
3,762
682
382
Total Operating
YTD Increase
Q3 2021
Q3 2022



Source: Internal company data through 10/1/22

ENNIS KITCHEN UPDATE

ENNIS PHASE I IS PRODUCING HIGH QUALITY PRODUCT THAT WE EXPECT TO BEGIN SHIPPING WITHIN 2 WEEKS


freshpet

- Enables total Freshpet growth to >$1 billion in net sales
- Most efficient Freshpet Kitchen
- Enables lower cost logistics for part of US
- Most environmentally sustainable Kitchen
- Enables significant quality improvements

APPENDIX


freshpet
SELECT
ROASTED MEALS
TENDER CHICKEN RECIPE
freshpet
fresh from the kitchen
freshpet
freshpet

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
	(Dollars in thousands)			
Gross profit	$ 44,545	$ 41,525	$ 140,324	$ 120,931
Depreciation expense	5,159	4,075	14,208	11,896
Non-cash share-based compensation	2,450	1,058	4,789	2,970
COVID-19 expense (a)	—	119	—	1,753
Adjusted Gross Profit	**$ 52,154**	**$ 46,777**	**$ 159,321**	**$ 137,550**
Adjusted Gross Profit as a % of Net Sales	34.5%	43.5%	37.1%	44.4%

(a) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in cost of goods sold. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
	(Dollars in thousands)			
SG&A expenses	$ 60,449	$ 42,365	$ 190,241	$ 137,955
Depreciation and amortization expense	3,387	3,671	10,216	10,593
Non-cash share-based compensation	5,371	4,688	15,620	15,546
Loss on disposal of equipment	124	412	203	518
Enterprise Resource Planning (a)	1,937	273	4,946	1,123
COVID-19 expense (b)	—	—	—	5
Organization changes (c)	734	—	734	—
Adjusted SG&A Expenses	**$ 48,896**	**$ 33,321**	**$ 158,522**	**$ 110,170**
Adjusted SG&A Expenses as a % of Net Sales	32.3%	31.0%	36.9%	35.6%

(a) Represents implementation and other costs associated with the implementation of an ERP system.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in SG&A. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

(c) Represents transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET (LOSS) AND ADJUSTED EBITDA

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
	(Dollars in thousands)			
Net loss	$ (18,449)	$ (2,070)	$ (56,577)	$ (20,433)
Depreciation and amortization	8,546	7,746	24,424	22,489
Interest expense	1,817	677	4,060	2,232
Income tax expense	41	16	123	48
EBITDA	**$ (8,045)**	**$ 6,369**	**$ (27,970)**	**$ 4,336**
Loss on equity method investment	943	539	$ 2,969	1,124
Loss on disposal of equipment	124	412	203	518
Non-cash share-based compensation	7,821	5,746	20,409	18,516
Enterprise Resource Planning (a)	1,937	273	4,946	1,123
COVID-19 expense (b)	—	119	—	1,758
Organization changes (c)	734	—	734	—
Adjusted EBITDA	$ **3,514**	$ **13,458**	$ **1,291**	$ **27,375**
Adjusted EBITDA as a % of Net Sales	2.3%	12.5%	0.3%	8.8%

(a) Represents implementation and other costs associated with the implementation of an ERP system.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

(c) Represents transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET (LOSS) AND ADJUSTED EBITDA

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
	(Dollars in thousands)			
Net loss	$ (18,449)	$ (2,070)	$ (56,577)	$ (20,433)
Depreciation and amortization	8,546	7,746	24,424	22,489
Interest expense	1,817	677	4,060	2,232
Income tax expense	41	16	123	48
EBITDA	**$ (8,045)**	**$ 6,369**	**$ (27,970)**	**$ 4,336**
Loss on equity method investment	943	539	$ 2,969	1,124
Loss on disposal of equipment	124	412	203	518
Non-cash share-based compensation	7,821	5,746	20,409	18,516
Enterprise Resource Planning (a)	1,937	273	4,946	1,123
COVID-19 expense (b)	—	119	—	1,758
Organization changes (c)	734	—	734	—
Adjusted EBITDA	$ **3,514**	$ **13,458**	$ **1,291**	$ **27,375**
Adjusted EBITDA as a % of Net Sales	2.3%	12.5%	0.3%	8.8%

(a) Represents implementation and other costs associated with the implementation of an ERP system.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic. As of the fourth quarter of 2021, all remaining COVID-19 related expenses are part of our operating performance.

(c) Represents transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

Prior to September 30, 2022, the Company presented for the following items as adjustments to its non-GAAP metrics. Those details are provided again here for your convenience and for consideration in making comparisons to prior periods:

	FY 2020	FY 2021
	(Dollars in thousands)	
Plant start-up expense	$ 5,962	$ 4,868
Launch expense	3,421	3,130

	Three Months Ended 3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022
	(Dollars in thousands)						
Plant start-up expense	$ 1,843	$ 1,130	$ 588	$ 1,306	$ 4,748	$ 5,293	$ 8,015
Launch expense	731	1,018	562	819	632	504	1,542

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